UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (616) 247-2710
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 3, 2011, Steelcase Inc. (the “Company”) completed the sale of $250 million aggregate principal amount of the Company’s 6.375% Senior Notes due 2021 (the “Notes”). The Notes were issued under an Indenture, dated August 7, 2006 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association), as trustee.
     Copies of the Indenture and the form of Global Note, dated February 3, 2011, representing the Notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference. In addition, the Officers’ Certificate, dated February 3, 2011, establishing the terms of the Notes in accordance with the Indenture, is attached hereto as Exhibit 4.3 and is incorporated by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.
Item 9.01 Financial Statements and Exhibits.
     The agreements included as Exhibits to this Current Report on Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.
     The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.
d) EXHIBITS.

Exhibit
Number	Description

4.1	Indenture, dated August 7, 2006, between Steelcase Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association) as trustee (filed as Exhibit No. 4.1 to the Company’s Current Report on Form 8-K dated August 2, 2006, as filed with the Commission on August 7, 2006, and incorporated herein by reference).

4.2	Form of Global Note representing the 6.375% Senior Notes due 2021.

4.3	Officers’ Certificate of Steelcase Inc. establishing the terms of the 6.375% Senior Notes due 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

(Registrant)

February 3, 2011	/s/ David C. Sylvester

(Date)	David C. Sylvester Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture, dated August 7, 2006, between Steelcase Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association) as trustee (filed as Exhibit No. 4.1 to the Company’s Current Report on Form 8-K dated August 2, 2006, as filed with the Commission on August 7, 2006, and incorporated herein by reference).

4.2	Form of Global Note representing the 6.375% Senior Notes due 2021.

4.3	Officers’ Certificate of Steelcase Inc. establishing the terms of the 6.375% Senior Notes due 2021.